Transamerica Life Insurance Company

Transamerica Financial Life Insurance Company

Separate Account VA-2L

Separate Account VA-2LNY

Supplement dated September 15, 2017

To the Prospectus for

Dreyfus/Transamerica Triple Advantage Variable Annuity dated May 1, 2008 (as supplemented);

and May 1, 2017

This supplement is to notify you that the Substitution set forth below occurred on September 15, 2017 as you were previously notified in the supplement dated August 18, 2017.

Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (the “Companies”) filed an application with, and subsequently received an order from, the Securities and Exchange Commission (“SEC”) to allow the Companies to remove certain variable investment options (“Existing Funds”) and substitute new variable investment options (“Replacement Funds”) as shown below (the “Substitution”), held by both Separate Account VA-2L and Separate Account VA-2LNY to fund the following contract issued by the Companies (the “Contract”): Dreyfus/Transamerica Triple Advantage Variable Annuity. The Replacement Fund is a portfolio of Transamerica Series Trust. To the extent that the Replacement Fund subaccount was not available as an investment option under your Contract, such Replacement Fund subaccount was added as an investment option on or before the effective date of the Substitution (the “Effective Date”). Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of the Substitution was obtained from the state insurance regulators in certain jurisdictions.

The Companies believe that the Substitution is in the best interest of Contract owners. The Replacement Fund has at least similar investment objectives and policies as the Existing Fund. The Companies have borne all expenses related to the Substitution, and the Substitution will have no tax consequences for you. The Substitution took place on September 15, 2017.

The Substitution and respective advisers and/or sub-advisers for the Existing Fund and Replacement Fund are:

Existing Fund (Share Class) (Adviser/Sub-Adviser)	Replacement Fund (Share Class) (Adviser/Sub-Adviser)
Dreyfus Investment Portfolios: Core Value Portfolio (Service Shares) (The Dreyfus Corporation)	Transamerica Barrow Hanley Dividend Focused VP (Initial Class) (Transamerica Asset Management, Inc./Barrow, Hanley, Mewhinney & Strauss, LLC)

Please note that:

•	No action is required on your part at this time. You will not need to file a new election or take any immediate action.

•	The elections you have on file for allocating your account value, premium payments and deductions have been redirected to the appropriate Replacement Fund subaccount unless you changed your elections and transferred your funds before the Substitution took place.

•	You may transfer amounts in your Contract among the subaccounts and the fixed account as usual. Each Substitution itself was not treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Companies’ restrictions on transfers to prevent or limit “market timing” activities by Contract owners or agents of Contract owners.

•	If you made one transfer from a subaccount investing in the Existing Fund (before the Effective Date) or the Replacement Fund (after the Effective Date) into one or more other subaccounts, any transfer charge that might otherwise be imposed will be waived from June 9, 2017 through the date that is 30 days after the Effective Date. In addition, if you made one transfer from the Existing Fund subaccount into one or more other subaccounts from June 9, 2017 until the Effective Date, or from the Replacement Fund subaccount within 30 days after the Effective Date of the Substitution, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your Contract. Furthermore, the Companies will not exercise any rights reserved under any Contract to impose additional restrictions on transfers for at least 30 days after the Effective Date.

•	On the Effective Date, your account value in the subaccount was the same as before the Substitution. However, the number of units you received in the Replacement Fund subaccount was different from the number of units you owned in the Existing Fund subaccount, due to the difference in unit values.

•	There will be no tax consequences to you.

In connection with the Substitution, we have previously sent you the summary prospectus for the Replacement Funds as well as notice of the Effective Date and this supplement serves to provide you confirmation of transfers.

Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.